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               UNITED STATES SECURITES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                             -------------------


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15 (d) OF THE
                     SECURITIES AND EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): August 10, 2004
                                                       --------------------

                       Commission File Number 1-11577

                            FALCON PRODUCTS, INC.
           (Exact name of registrant as specified in its charter)

                  DELAWARE                                 43-0730877
       (State or other jurisdiction of                    (I.R.S. Employer
        incorporation or organization)                  Identification Number)



      9387 DIELMAN INDUSTRIAL DRIVE                           63132
          ST. LOUIS, MISSOURI                               (Zip Code)
(Address of principle executive offices)




                               (314) 991-9200
            (Registrant's telephone number, including area code)



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ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE

                  On August 10, 2004, Falcon Products, Inc. issued a press release announcing Gene Fleetwood as new CFO replacing Phillip Pacey.

         The text of the press release, which is attached as Exhibit 99, is incorporated by reference herein.





ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (C) Exhibits. See Exhibit Index.
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                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 10, 2004

                                        FALCON PRODUCTS, INC.

                                        By /s/ Franklin A. Jacobs
                                          -------------------------------------
                                        Franklin A. Jacobs
                                        Chairman and Chief Executive Officer




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                                EXHIBIT INDEX

Exhibit No.            Description

99                     Press Release, dated August 10, 2004